                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 27, 2004

                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            001-14141                                   13-3937434
--------------------------------------------------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


   600 THIRD AVENUE, NEW YORK, NEW YORK                        10016
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrants' Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

L-3 Communications Holdings, Inc. announced today that its Board of Directors has declared L-3's regular quarterly dividend of $0.10 per share, payable on June 15, 2004, to shareholders of record at the close of business on May 17, 2004.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibits are being furnished herewith:

          Exhibit No.        Exhibit Description
          -----------        -------------------

               99 Press release, dated April 27, 2004, issued by L-3 Communications Holdings, Inc.

               99.1 Press release announcing the declaration of L-3 Communications Holdings, Inc.'s regular quarterly dividend

ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

     On April 27, 2004, L-3 Communications Holdings, Inc. (L-3) issued a press release setting forth L-3's 2004 first quarter financial results. A copy of L-3's press release is attached hereto as Exhibit 99.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                              L-3 COMMUNICATIONS HOLDINGS, INC.



                              By: /s/ Christopher Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel











Dated: April 27, 2004

                                  EXHIBIT INDEX

Exhibit
Number        Title
-------       -----
99            Press release, dated April 27, 2004, issued by L-3
              Communications Holdings, Inc.

99.1 Press Release announcing the declaration of L-3 Communications Holdings, Inc.'s regular quarterly dividend